                                                         EXHIBIT 99.17(B)(2)(ii)

                                                         [LOGO]
    [LOGO OF ROTHSCHILD INC.]                             TRUMP
                                                        TAJ MAHAL
                                                   CASINO . RESORT (TM)
--------------------------------------------------------------------------------




                          DISCUSSION MATERIALS UPDATE

                                      FOR

                            THE BOARD OF DIRECTORS

                                      OF

                            TAJ MAHAL HOLDING CORP.




                                 Confidential



The information contained herein has been prepared and compiled from publicly available sources, Trump Hotels & Casino Resorts, Inc., and Taj Mahal Holding Corp. and is intended exclusively for discussion purposes. Neither Rothschild Inc. nor any of its officers, directors, employees, affiliates or agents makes any representation or warranty as to the accuracy or completeness of any materials contained herein.

                               January 26, 1996


--------------------------------------------------------------------------------
                                                                 ROTHSCHILD INC.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                               Table of Contents
--------------------------------------------------------------------------------


                      Section 1        Transaction Summary

                      Section 2        Transaction Considerations

                      Section 3        Proforma Merger Analysis

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                              Transaction Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Merger of Gem into THCR ("Merger Transaction").

 . Gem's Class A shareholders receive $30.00 per share in cash or in THCR shares.

    .  At a $20.75 THCR share price (1/25/96 market close), exchange ratio of
       1.45 shares per Class A share.

 . Donald Trump ("DJT") receives:

    . Restricted shares which when valued at the full trading price of unrestricted stock would equate to $30.00 per share in THCR shares and,

    . Master warrant to purchase 1.8 million shares in THCR. This warrant will not be transferable and will entitle DJT to purchase 600,000 shares at $30.00 per share for 3 years, another 600,000 shares at $35.00 per share for 4 years, and a third 600,000 shares at $40.00 per share for 5 years. The warrant will be acquired "for investment" and DJT's registration rights will be limited to the underlying shares of the common.

       - Based on an Equity Offering up to $140.0 (at an assumed price of $20.75 per share) and a Debt Offering up to $1,200.0, and assuming the exercise of the warrant, proforma ownership approximately 35%.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                              Transaction Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Gem's Class B shareholders receive $0.50 per share in cash.

 . Gem's First Mortgage Bonds redeemed at par plus accrued interest.

 . Gem's NatWest Debt redeemed for a maximum of $36.0 in cash ($44.9 face amount).

 . Tender or defease Trump Plaza's 10-7/8% Mortgage Bonds in cash ($330.0 face amount).

 . Issuance up to $1,200.0 of New First Mortgage Notes secured by Gem and Trump
  Plaza.

 . First Fidelity receives $50.0 in cash and $10.0 in THCR shares in consideration for the release of guarantee and the purchase of the Realty Corp.'s specified parcels.

 . Banker's Trust receives $10.0 in cash in consideration for its consent to the Merger Transaction and release of its liens on (i) DJT's direct and indirect equity investments in TTMA and, (ii) the TTMI note.

 . Exercise Trump Plaza East purchase option at an exercise price of $28.0 in cash.

 . Consent solicitation from holders of THCR Holdings/THCR Funding's 15-1/2%
  Senior Secured Notes.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                           Sources and Uses Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

Sources                                  Uses
-------                                  ----
Excess Cash               $59.6          Payment to First Fidelity              $50.0
New AC Mtg Notes        1,200.0          Payment to Bankers Trust                10.0
New Common                231.0 (1)      Redeem Gem's Mtg Bonds                 793.7
                                         Redeem NatWest Loan                     36.0
                                         Redeem/Defease Plaza Mtg Bonds         378.6 (2)
                                         Exercise Trump Plaza East Option        28.0
                                         Purchase/Exchange A & C shares          81.0
                                         Purchase B shares                        0.4
                                         THCR Equity to First Fidelity           10.0
                                         Accrued Interest                        37.9
                                         Transaction Expenses                    65.0
                        -------                                               -------
                        1,490.6                                               1,490.6
                        =======                                               =======





(1) Assumes $140.0 million of new equity is sold to the public.
(2) Estimate based on current market conditions; subject to change based on conditions at time of defeasance and amount of bonds redeemed in connection with debt tender offer.

Rothschild Inc.                                                     Confidential
                                PROJECT WONDER

                          Transaction Value Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

                     Equity(1)
                       Purchase of Class A, B, C Shares          $83.7

                     Redemption of Debt and Other Obligation    $889.7
                     Assumption of Debt                            0.6
                     THCR Equity to First Fidelity                10.0
                     Transaction Expenses                         40.0 (2)
                     Less: Excess Cash                           (59.6)

                     Total Transaction Value                    $964.4
                                                                ======
                     Transaction Value as a multiple of:
                     -----------------------------------
                       1995E Proforma EBITDA      141.3 (3)          6.83 x
                       1996F Proforma EBITDA      161.4 (3)          5.98

                       1995E Proforma EBIT        $97.4 (3)          9.90 x
                       1996F Proforma EBIT       $107.1 (3)          9.00



  (1) Includes warrant issued to DJT valued at low end of Rothschild valuation range.
  (2)  Amount allocated to Gem acquisition.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                               Valuation Matrix
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

                                                 Transaction Value as a Multiple of:
                                                 ----------------------------------
       Class A  Class B Class C  (a)     (b)
        Stock   Stock   Stock   Offer Transaction  LTM   1995E   1996F   1995E    1995E
        Price   Price   Price   Value   Value     EBITDA EBITDA  EBITDA   EBIT   Revenues
       -------  ------- ------- ----- ----------- ------ ------  ------  -----   --------
      $25.000  $0.500  $25.000  $70.2  $950.9     6.48 x  6.73 x  5.89 x  9.76 x  1.71 x
       25.500   0.500   25.500  $71.5   952.3     6.49    6.74    5.90    9.78    1.71
       26.000   0.500   26.000  $72.9   953.6     6.50    6.75    5.91    9.79    1.72
       26.500   0.500   26.500  $74.2   955.0     6.51    6.76    5.92    9.80    1.72
       27.000   0.500   27.000  $75.6   956.3     6.52    6.77    5.93    9.82    1.72
       27.500   0.500   27.500  $76.9   957.7     6.53    6.78    5.93    9.83    1.72
       28.000   0.500   28.000  $78.3   959.0     6.54    6.79    5.94    9.84    1.73
       28.500   0.500   28.500  $79.6   960.4     6.55    6.80    5.95    9.86    1.73
       29.000   0.500   29.000  $81.0   961.7     6.56    6.81    5.96    9.87    1.73
       29.500   0.500   29.500  $82.3   963.1     6.56    6.82    5.97    9.89    1.73
       30.000   0.500   30.000  $83.7   964.4     6.57    6.83    5.98    9.90    1.73
       30.500   0.500   30.500  $85.0   965.8     6.58    6.83    5.98    9.91    1.74
       31.000   0.500   31.000  $86.4   967.1     6.59    6.84    5.99    9.93    1.74
       31.500   0.500   31.500  $87.7   968.5     6.60    6.85    6.00    9.94    1.74
       32.000   0.500   32.000  $89.1   969.8     6.61    6.86    6.01    9.96    1.74
       32.500   0.500   32.500  $90.4   971.2     6.62    6.87    6.02    9.97    1.75
       33.000   0.500   33.000  $91.8   972.5     6.63    6.88    6.03    9.98    1.75
       33.500   0.500   33.500  $93.1   973.9     6.64    6.89    6.03   10.00    1.75
       34.000   0.500   34.000  $94.5   975.2     6.65    6.90    6.04   10.01    1.75
       34.500   0.500   34.500  $95.8   976.6     6.66    6.91    6.05   10.03    1.76
       35.000   0.500   35.000  $97.2   977.9     6.67    6.92    6.06   10.04    1.76


       Gem's Proforma Results                   $146.7  $141.3  $161.4   $97.4  $555.9


       (a) After deducting proceeds from the exercise of options and warrants, if applicable.
       (b) Offer value + Net Debt and Other Consideration; includes estimated transaction expenses.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                            Capitalization Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

                                                                      As of March 31, 1996
                                                      -----------------------------------------------------
                                                                          Proforma    Proforma      % of
                                                      THCR        Gem      Adjust.    As Adjust.   Capital.
                                                      ----        ---     ---------   ----------   --------
                      Excess Cash                      $8.5       $82.9      ($59.6)      $31.8      -
                      Restricted Cash                   5.5        25.0                    30.5      -
                                                     ------      ------     -------     -------
                       Total                          $14.0      $107.9      ($59.6)      $62.3
                                                     ======      ======     =======     =======
                      Debt
                      ----
                      THCR 10.875% Mtg Bonds         $330.0                 ($330.0)       $0.0      0.0%
                      THCR 15.500% Snr Sec Nts        155.0                               155.0      9.6%
                      THCR Cap Lease & Other           45.2                                45.2      2.8%
                      Gem 11.350% Mtg Bonds                       793.7      (793.7)        0.0      0.0%
                      Gem NatWest Loan                             45.5       (44.9)        0.6      0.0%
                      AC New Mtg Notes                              0.0     1,200.0     1,200.0     74.7%
                                                     ------      ------     -------     -------    -----
                       Total                         $530.2      $839.2       $31.4    $1,400.8     87.2%
                                                     ======      ======     =======     =======    =====
                      Shareholders' Equity            $47.0       $29.0      $130.2      $206.2     12.8%
                                                     ------      ------     -------     -------    -----
                      Total Capitalization           $577.2      $868.2      $161.6    $1,607.0    100.0%
                                                     ======      ======     =======     =======    =====


Rothschild Inc.                                                     Confidential

                                PROJECT WONDER
         FY 1996 and FY 1997 Pro Forma Accretion / (Dilution) Analysis
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

   Scenario:  Class A Share Purchase/ No Gem Expansion


      THCR
   Standalone          FY 1996      FY 1997
   ----------          -------      -------
   Adjusted EPS         $1.87        $2.90


                                                        1996                                          1997
                                                        ----                                          ----
                                                THCR Price per Share                          THCR Price per Share
                                                --------------------                          --------------------
   Pro Forma EPS (1)
                        Offer
                        Value      $20.750   $22.500   $25.000   $27.500   $30.000   $20.750   $22.500   $25.000   $27.500  $30.000
                        -----      ------------------------------------------------------------------------------------------------
                       $25.000      $1.19     $1.22     $1.27     $1.31     $1.35     $2.46     $2.53     $2.63     $2.71    $2.79
                       $30.000      $1.15     $1.19     $1.24     $1.28     $1.31     $2.39     $2.47     $2.57     $2.65    $2.73
                       $35.000      $1.12     $1.16     $1.20     $1.24     $1.28     $2.33     $2.41     $2.51     $2.59    $2.67

   $ Accretion / (Dilution)
                        Offer
                        Value
                        -----
                       $25.000     ($0.68)   ($0.64)   ($0.60)   ($0.56)   ($0.52)   ($0.44)   ($0.37)   ($0.27)   ($0.19)  ($0.11)
                       $30.000      (0.71)    (0.68)    (0.63)    (0.59)    (0.55)   ($0.51)   ($0.43)   ($0.33)   ($0.25)  ($0.17)
                       $35.000      (0.75)    (0.71)    (0.66)    (0.62)    (0.59)   ($0.57)   ($0.49)   ($0.39)   ($0.31)  ($0.23)

   % Accretion / (Dilution)
                        Offer
                        Value
                        -----
                       $25.000     -36.43%   -34.47%   -31.98%   -29.81%   -27.88%   -15.31%   -12.70%    -9.39%    -6.49%   -3.93%
                       $30.000     -38.29%   -36.32%   -33.81%   -31.60%   -29.65%   -17.53%   -14.89%   -11.53%    -8.58%   -5.97%
                       $35.000     -40.07%   -38.09%   -35.56%   -33.33%   -31.35%   -19.64%   -16.98%   -13.58%   -10.59%   -7.94%






   (1) Excludes the exercise of the THCR warrant and any potential operating synergies.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Creates a multi-property gaming enterprise with a dominant presence in Atlantic City.

    . Eliminates DJT's potential conflict of interest among two of his largest properties.

 . Provides Gem's Class A shareholders liquidity through THCR shares or cash.

 . Coupon on New First Mortgage Notes should be more favorable relative to the previously proposed debt offering.

 . Blocks of 300,000 and 90,000 shares of Gem's Class A common stock were recently traded at $22.00 and $22.50 per share (net of transaction costs), respectively. Currently, shares are being offered at $26.00 per share.

 . Payment to Bankers Trust.
    . "Cleans up" Gem's equity.
    . THCR will not go forward with proposed transaction if Gem is subject to secured lien on 50% of its equity.
    . Bankers Trust will not release lien without being compensated as proposed in Merger Transaction.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Termination of Taj Services Agreement.

    . Elimination of fees which amounted to approximately $1.9 million, $1.4 million, and $1.6 million during the years ended 1995, 1994, and 1993, respectively.

 . Purchase of Realty Corp.'s parcels.

    . Enables Gem to implement expansion plans on property essential to the entire operation.
    . Eliminates $2.7 million annual lease payment.
    . Repayment of First Fidelity Loan at a significant discount.
    . Gem gains title free and clear of liens and security interests.
    . Upon redemption of the NatWest Loan, Realty Corp. would be entitled to supplemental rent equal to $416,666.67 per month plus an amount equal to 16.5% of the remaining EACF Amount.
    . Removes situation where Realty Corp. gains control of improvements on specified parcels upon expiration of lease.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Purchase of Realty Corp.'s parcels (continued).

    . According to First Fidelity's First Amendment to Amended and Restated Time
      Loan Agreement, First Fidelity will release the specified parcels at the following prices:


                  -  Hutt Parcel:                  $  1.0 million
                  -  Social Security Parcel:          4.6 million
                  -  Consolidated Parcel:             5.0 million
                  -  Synagogue Parcel:                3.9 million
                  -  "3.7 acre" Tract:               18.1 million
                  -  "210" Strip:                    33.8 million
                  -  Steel Pier:                     10.0 million
                  -  Presbyterian Ave. Parcel:        1.8 million
                  -  Kramer Warehouse Parcel:         1.8 million
                                                    -------------
                                                    $80.1 million
                                                    =============

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Purchase of Realty Corp.'s parcels (continued).

    . Aggregate release value is significantly above the value being proposed to First Fidelity in the Merger Transaction.

    . Appraisal Group International's March 1994 appraisal indicated current land prices for casino development ranging from $200 to $300 per square foot.

       - Rothschild estimates the present value of the First Fidelity payment stream and the residual value of Realty Corp.'s land and improvements ranging from approximately $64 million to $85 million.

 . Exercise of Trump Plaza East Purchase Option.

    . Elimination of $3.1 million annual lease payment.

 . Termination Right - THCR Common Stock.

    . THCR:  market value of the THCR Common Stock shall be $20.00 or more.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Transaction Considerations
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

 . Gem's First Mortgage Bonds taken out at par plus accrued.

    . Refinancing provides extension of maturity.
    . Provides flexibility for expansion of Gem, which otherwise would not be allowed under the existing indenture unless a bondholder consent is given. . Elimination of the cash sweep mechanism on the public bonds.
    . Elimination of future payments in-kind.

 . Gem's NatWest Loan redeemed at a significant discount to face.

 . Obtain potential operational synergies between properties and possible cross-marketing benefits. Management has identified approximately $18.0-$20.0 in potential cost savings that may be realized on an annual basis commencing in the second year following the Merger Transaction.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                          Merger Transaction Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Purchase Price Summary
--------------------------------------------------------------------------------

Common                           shares         %
Gem            Class A             1.35       38.8%
               Class B             0.78       22.4%
               Class C             1.35       38.8%
                                 ------      -----
                 Total             3.48      100.0%
                                 ======      =====

Equity Offering Price
---------------------
                              Class A    Class B    Class C  Fst Fidelity
                              -------------------------------------------
Cash                            $0.00      $0.50      $0.00
Debt                             0.00       0.00       0.00
Common                          30.00       0.00      30.00
                               ------      -----     ------
                               $30.00      $0.50     $30.00
                               ======      =====     ======

Allocation of Consideration
----------------------------

Cash                             0.0%     100.0%       0.0%
Debt                             0.0%       0.0%       0.0%
Common                         100.0%       0.0%     100.0%

Amount of Consideration
-----------------------
Cash                            $0.0       $0.4       $0.0       -
Debt                             0.0        0.0        0.0       -
Common                          40.5        0.0       40.5        10.0
                               -----       ----      -----       -----
               Total           $40.5       $0.4      $40.5       $10.0
                               =====       ====      =====       =====

THCR exchange ratio             1.45       0.00       1.45       -
Assumed THCR price per share            $20.750


THCR Shareholder Profile

                                Pre-Transaction       Post-Transaction
                                ---------------      -----------------
                                 shares    %         shares         %
                                 ------   ---        ------        ---
Gem Class A                      -        -            1.95        7.0%
Gem Class B                      -        -            0.00        0.0%
Gem Class C                      -        -            1.95        7.0%
First Fidelity                   -        -            0.48        1.7%
Current THCR holders
      DJT                         6.67     39.7%       6.67       23.9%
    Public                       10.14     60.3%      10.14       36.3%
New THCR to the Public           -        -            6.75       24.2%
                                 -----    -----       -----      -----
               Total (1)         16.80    100.0%      27.94      100.0%
                                 =====    =====       =====      =====

(1) Excludes the warrant issued to DJT.

Scenario:      Class A Share Purchase

--------------------------------------------------------------------------------
                           Sources and Uses Summary
--------------------------------------------------------------------------------

Sources                                     Uses
Excess Cash                $59.6            Payment to First Fidelity               $50.0
New AC Mtg Notes         1,200.0            Payment to Bankers Trust                 10.0
New Common                 231.0 (1)        Redeem Gem's Mtg Bonds                  793.7
                                            Redeem NatWest Loan                      36.0
                                            Redeem/Defease Plaza Mtg Bonds          378.6 (2)
                                            Exercise Trump Plaza East Option         28.0
                                            Purchase/Exchange A & C shares           81.0
                                            Purchase B shares                         0.4
                                            THCR Equity to First Fidelity            10.0
                                            Accrued Interest                         37.9
                                            Transaction Expenses                     65.0
                        --------                                                 --------
        Total           $1,490.6                                                 $1,490.6
                        ========                                                 ========

(1) Assumes $140.0 million of new equity is sold to the public.
(2) Estimate based on current market conditions, subject to change.

--------------------------------------------------------------------------------
                            Capitalization Summary
--------------------------------------------------------------------------------

As of March 31, 1996                                Proforma    Proforma        % of
                                  THCR      Gem      Adjust.   As Adjust.     Capital.
Excess Cash                       $8.5      $82.9     ($59.6)      $31.8
Restricted Cash                    5.5       25.0                   30.5
                                ------     ------    -------    --------
  Total                          $14.0     $107.9     ($59.6)      $62.3
                                ======     ======    =======    ========
Debt
THCR 10.875% Mtg Bonds          $330.0               ($330.0)       $0.0         0.0%
THCR 15.500% Snr Sec Nts         155.0                             155.0         9.6%
THCR Cap Lease & Other            45.2                              45.2         2.8%
Gem 11.350% Mtg Bonds                       793.7     (793.7)        0.0         0.0%
Gem NatWest Loan & Other                     45.5      (44.9)        0.6         0.0%
New AC Mtg Notes                                     1,200.0     1,200.0        74.7%
Gem New Expand. Nts                                      0.0         0.0         0.0%
Gem New Other                                            0.0         0.0         0.0%
                                ------     ------    -------    --------       -----
  Total                         $530.2     $839.2      $31.4    $1,400.8        87.2%
                                ======     ======    =======    ========       =====
Shareholders' Equity             $47.0      $29.0     $130.2      $206.2        12.8%
                                ------     ------    -------    --------       -----
Total Capitalization            $577.2     $868.2     $161.6    $1,607.0       100.0%
                                ======     ======    =======    ========       =====


--------------------------------------------------------------------------------
                                  Assumptions
--------------------------------------------------------------------------------

Gem Expansion?            No                Transaction Fees and Expenses
AC New Mtg Notes          11.500%           Expensed                              $21.7
Gem Credit Facility       11.500%           Capitalized                            43.3
Gem New Other Debt        10.000%             Total                               $65.0
Redeem NatWest Debt       Yes               Amortization per year (10 years)       $4.3

Rothschild Inc.                                                     Confidential
                                PROJECT WONDER

                           Proforma Income Statement
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

Scenario:  Class A Share Purchase / No Gem Expansion

Management Projections                                  1995                                          1996
                                      --------------------------------------------  --------------------------------------------
                                       (a)         (a)                  Proforma     (a)        (a)                   Proforma
                                       Gem         THCR      Adjust.    As Adjust.   Gem        THCR       Adjust.    As Adjust.
                                      ------      ------     -------    ----------  ------     ------      -------    ----------
Net Revenues                          $557.7      $333.2                  $890.9    $579.6     $620.4                 $1,200.0

EBITDA                                $136.7 (b)   $75.4       $7.7 (d)   $219.9    $156.5 (b) $148.7        $8.0 (d)   $313.2

 Depreciation/Amortization             $43.9       $24.8       $6.4        $75.1     $48.2      $26.4        $6.4        $81.0
 CRDA amortization                      $3.1                                 3.1      $3.2                                 3.2
 Write-off of Preopening Expenses                                            0.0                  9.0                      9.0
 Amortization of Capitalized Costs                   0.7        4.3          5.0                  0.7         4.3          5.0

EBIT                                   $89.7       $49.9      ($2.9)      $136.7    $105.1     $112.6       ($2.6)      $215.0

 Interest Expense
  THCR 10.875% Mtg Bonds                   -       $35.9     ($35.9)        $0.0         -      $35.9      ($35.9)        $0.0
  THCR 15.500% Snr Sec Nts                 -        24.0 (c)                24.0         -       24.0 (c)                 24.0
  THCR Other                               -         5.8 (c)                 5.8         -        9.0 (c)                  9.0
  Gem 11.350% Mtg Bonds                 72.6           -      (72.6)         0.0         -          -         0.0          0.0
  Gem NatWest Loan & Other               4.3           -       (4.2)         0.1         -          -         0.1          0.1
  AC Mtg Notes                             -           -      138.0 (c)    138.0         -          -       138.0 (c)    138.0
  Gem Credit Facility                      -           -        0.0          0.0         -          -         0.0          0.0
                                       -----       -----     ------       ------    ------      -----     -------       ------
    Total                              $76.9       $65.7      $25.3       $167.9         -      $68.9      $102.2       $171.0
 Interest Income                        (3.7)       (2.2)         -         (5.9)     (1.1)      (1.1)                    (2.3)
 Partner Note                              -        (0.2)         -         (0.2)        -       (0.3)                    (0.3)

Pretax Income                          $16.5      ($13.5)    ($28.2)      ($25.2)   $106.2      $45.1     ($104.8)       $46.5
 Tax Provision    4.20%                 $6.9       ($5.7)    ($11.8)       (10.6)    $44.6      $18.9      ($44.0)        19.5
                                       -----       -----     ------       ------    ------      -----     -------       ------
Net Income                              $9.6       ($7.8)    ($16.4)      ($14.6)    $61.6      $26.2      ($60.8)       $27.0
                                       =====       =====     ======       ======    ======      =====     =======       ======
Adjustment
  Preopening Expenses (A-T)                -           -          -          0.0         -        5.2           -          5.2
                                       -----       -----     ------       ------    ------      -----     -------       ------
Adjusted Net Income                     $9.6       ($7.8)    ($16.4)      ($14.6)    $61.6      $31.4      ($60.8)       $32.2
                                       =====       =====     ======       ======    ======      =====     =======       ======
EPS                                        -      ($0.46)         -       ($0.52)        -      $1.56           -        $0.97
Adjust EPS                                 -      ($0.46)         -       ($0.52)        -      $1.87           -        $1.15

  Shares Outstanding                       -        16.8       11.1         27.9         -       16.8        11.1         27.9


Proforma Credit Statistics:
EBITDA / Cash Interest                     -           -          -         1.3 x        -          -           -          1.8 x
EBITDA-Capex / Cash Interest               -           -          -         1.0          -          -           -          1.5
Debt/EBITDA                                -           -          -         5.5          -          -           -          4.5

(a) Management estimate.
(b) Post Mgmt fees and Realty rent.
(c) Proforma for full year results.
(d) Represents the addback of Realty Rent, Gem Services Agreement Fee and Trump Plaza East Lease, but excludes potential operating synergies.

Rothschild Inc.
                                                                    Confidential
                                PROJECT WONDER

                           Proforma Income Statement
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

Scenario:                 Class A Share Purchase / No Gem Expansion

Management Projections                                   1997                                           1998
                                     (a)           (a)                    Proforma     (a)          (d)                   Proforma
                                     Gem           THCR       Adjust.     As Adjust.   Gem         THCR      Adjust.     As Adjust.
                                     ---           ----       -------     ----------   ----        ----      -------     ----------

Net Revenues                         $608.5       $724.5                 $1,333.0     $642.0      $760.7       $0.0       $1,402.7

EBITDA                               $171.6 (b)   $179.8       $8.3 (c)    $359.7     $190.8 (b)  $194.2       $8.6 (c)     $393.5

 Depreciation/Amortization            $35.3        $27.4       $6.4         $69.1      $33.5       $29.6       $6.4          $69.5
 CRDA amortization                     $3.4                                   3.4       $3.6                                   3.6
 Write-off of Preopening Expenses                    0.0                      0.0                    0.0                       0.0
 Amortization of Capitalized Costs                   0.7        4.3           5.0                    0.7        4.3            5.0

EBIT                                 $132.9       $151.7      ($2.4)       $282.2     $153.7      $163.9      ($2.1)        $315.4

 Interest Expense
  THCR 10.875% Mtg Bonds              -            $35.9     ($35.9)         $0.0      -           $35.9     ($35.9)          $0.0
  THCR 15.500% Snr Sec Nts            -             24.0                     24.0      -            24.0                      24.0
  THCR Other                          -              8.0                      8.0      -             3.9                       3.9
  Gem 11.350% Mtg Bonds               -            -            0.0           0.0      -           -            0.0            0.0
  Gem NatWest Loan & Other            -            -            0.1           0.1      -           -            0.1            0.1
  AC Mtg Notes                        -            -          138.0         138.0      -           -          138.0          138.0
  Gem Credit Facility                 -            -            0.0           0.0      -           -            0.0            0.0

             Total                    -            $67.9     $102.2        $170.1      -           $63.8     $102.2         $166.0
                                     ------        -----     ------        ------     ------      ------     ------         ------
 Interest Income                       (2.9)       -                         (2.9)      (4.6)      -                          (4.6)
 Partner Note                         -             (0.3)                    (0.3)     -            (0.3)                     (0.3)

Pretax Income                        $135.8        $84.0    ($104.6)       $115.2     $158.2      $100.4    ($104.3)        $154.3
 Tax Provision            42.0%       $57.0        $35.3     ($43.9)         48.4      $66.5       $42.2     ($43.8)          64.8
                                     ------        -----     ------        ------     ------      ------     ------         ------
Net Income                            $78.8        $48.7     ($60.7)        $66.8      $91.8       $58.2     ($60.5)         $89.5
                                     ======        =====     ======        ======     ======      ======     ======         ======
Adjustment
  Preopening Expenses (A-T)           -              0.0      -               0.0      -             0.0      -                0.0
                                     ------        -----     ------        ------     ------      ------     ------         ------
Adjusted Net Income                   $78.8        $48.7     ($60.7)        $66.8      $91.8       $58.2     ($60.5)         $89.5
                                     ======        =====     ======        ======     ======      ======     ======         ======
EPS                                   -            $2.90      -             $2.39      -           $3.47      -              $3.20
Adjust EPS                            -            $2.90      -             $2.39      -           $3.47      -              $3.20

  Shares Outstanding                  -             16.8       11.1          27.9      -            16.8       11.1           27.9


Proforma Credit Statistics:
EBITDA / Cash Interest                -            -          -               2.1 x    -           -          -                2.4 x
EBITDA-Capex / Cash Interest          -            -          -               1.8      -           -          -                2.1
Debt/EBITDA                           -            -          -               3.9      -           -          -                3.6


(a)  Management estimates.
(b)  Post Mgmt fees and Realty rent.
(c) Represents the addback of Realty Rent, Gem Services Agreement Fee and Trump Plaza East Lease, but excludes potential operating synergies.
(d)  Estimate.

Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                       Estimated Proforma Balance Sheets
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

                                                                As of March 31, 1996
                                                   ----------------------------------------------
                                                    THCR       GEM       Adjustments     Proforma
                                                   ------     ------     -----------     --------
CURRENT ASSETS:
  Excess Cash                                        $8.5      $82.9          ($59.6)       $31.8
  Cage Cash                                           5.5       25.0             0.0         30.5
  Other Current Assets                               36.0       27.3             0.0         63.2
                                                   ------     ------     -----------     --------
    Total Current Assets                            $50.0     $135.2          ($59.6)      $125.6

PROPERTY & EQUIPMENT, NET                           533.2      688.4           247.0      1,468.7

OTHER                                                28.4       14.1            43.3         85.9
                                                   ------     ------     -----------     --------
  TOTAL ASSETS                                     $611.7     $837.7          $230.8     $1,680.1
                                                   ======     ======     ===========     ========

CURRENT LIABILITIES
  Credit Facility                                    $0.0       $0.0            $0.0         $0.0
  Payables and Accruals                              27.7       69.7           (37.9)        59.4
                                                   ------     ------     -----------     --------
    Total Current Liabilties                        $27.7      $69.7          ($37.9)       $59.4

LONG TERM LIABILITIES
  DJT 10.875% Mtg Bonds                            $330.0                    ($330.0)        $0.0
  DJT 15.500% Snr Sec Notes                         155.0                                   155.0
  DJT Cap Lease & Other                              50.3                                    50.3
  Gem 11.350% Mtg Bonds                                        659.3          (659.3)         0.0
  Gem Natwest Loan                                              45.5           (44.9)         0.6
  AC New Mtg Notes                                               0.0         1,200.0      1,200.0
  Gem Other                                                     34.3           (27.4)         6.9
                                                   ------     ------     -----------     --------
    Total                                          $535.3     $739.0          $138.4     $1,412.8

MINORITY INTEREST                                     1.7                                     1.7

CAPITAL                                              47.0       29.0           130.2        206.2

  Total Liabilties and Capital                     $611.7     $837.7          $230.8     $1,680.1
                                                   ======     ======     ===========     ========

Rothschild Inc.
                                                                    Confidential

                                PROJECT WONDER

                          Merger Transaction Summary
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------


                                   Purchase Price Summary
                                   ----------------------
   Common                               shares        %
   ------                               ------        -
   Gem            Class A                1.35       38.8%
                  Class B                0.78       22.4%
                  Class C                1.35       38.8%
                                         ----      -----
                      Total              3.48      100.0%
                                         ====      =====

   Equity Offering Price
   ---------------------
                                       Class A    Class B    Class C  Fst Fidelity
                                       -------    -------    -------  ------------
   Cash                                 $0.00      $0.50      $0.00
   Debt                                  0.00       0.00       0.00
   Common                               30.00       0.00      30.00
                                       ------      -----     ------
                                       $30.00      $0.50     $30.00
                                       ======      =====     ======

   Allocation of Consideration
   Cash                                   0.0%     100.0%       0.0%
   Debt                                   0.0%       0.0%       0.0%
   Common                               100.0%       0.0%     100.0%
   Amount of Consideration
   -----------------------
   Cash                                  $0.0       $0.4       $0.0      -
   Debt                                   0.0        0.0        0.0      -
   Common                                40.5        0.0       40.5       10.0
                                        -----       ----      -----      -----
                  Total                 $40.5       $0.4      $40.5      $10.0
                                        =====       ====      =====      =====
   THCR exchange ratio                   1.45       0.00       1.45      -
   Assumed THCR price per share                  $20.750

   THCR Shareholder Profile
                               Pre-Transaction           Post-Transaction
                               ---------------           ----------------
                                   shares          %       shares          %
                                   ------          -       ------          -
   Gem Class A                        -            -           1.95        7.0%
   Gem Class B                        -            -           0.00        0.0%
   Gem Class C                        -            -           1.95        7.0%
   First Fidelity                     -            -           0.48        1.7%
   Current THCR holders
         DJT                             6.67       39.7%      6.67       23.9%
       Public                           10.14       60.3%     10.14       36.3%
   New THCR to the Public             -            -           6.75       24.2%
                                      -------      -----      -----      -----
                  Total (1)             16.80      100.0%     27.94      100.0%
                                      =======      =====      =====      =====

   (1) Excludes the warrant issued to DJT.

   Scenario:      Class A Share Purchase

                                                   Sources and Uses Summary
   Sources                                                          Uses
   -------                                                          ----
   Excess Cash                                     $59.6            Payment to First Fidelity                   $50.0
   New AC Mtg Notes                              1,200.0            Payment to Bankers Trust                     10.0
   New Common                                      231.0 (1)        Redeem Gem's Mtg Bonds                      793.7
                                                                    Redeem NatWest Loan                          36.0
                                                                    Redeem/Defease Plaza Mtg Bonds              378.6 (2)
                                                                    Exercise Trump Plaza East Option             28.0
                                                                    Purchase/Exchange A & C shares               81.0
                                                                    Purchase B shares                             0.4
                                                                    THCR Equity to First Fidelity                10.0
                                                                    Accrued Interest                             37.9
                                                                    Transaction Expenses                         65.0
                                                --------                                                     --------
   Total                                        $1,490.6                                                     $1,490.6
                                                ========                                                     ========

   (1) Assumes $140.0 million of new equity is sold to the public.
   (2) Estimate based on current market conditions, subject to change.

                                                     Capitalization Summary
   As of March 31, 1996                                                Proforma     Proforma       % of
                                                  THCR        Gem      Adjust.     As Adjust.    Capital.
   Excess Cash                                      $8.5      $82.9     ($59.6)       $31.8
   Restricted Cash                                   5.5       25.0                    30.5
                                                  ------     ------    -------     --------
            Total                                  $14.0     $107.9     ($59.6)       $62.3
                                                  ======     ======    =======     ========
   Debt
   THCR 10.875% Mtg Bonds                         $330.0               ($330.0)        $0.0          0.0%
   THCR 15.500% Snr Sec Nts                        155.0                              155.0          9.6%
   THCR Cap Lease & Other                           45.2                               45.2          2.8%
   Gem 11.350% Mtg Bonds                                      793.7     (793.7)         0.0          0.0%
   Gem NatWest Loan & Other                                    45.5      (44.9)         0.6          0.0%
   New AC Mtg Notes                                                    1,200.0      1,200.0         74.7%
   Gem New Expand. Nts                                                     0.0          0.0          0.0%
   Gem New Other                                                           0.0          0.0          0.0%
                                                  ------     ------     ------     --------        -----
            Total                                 $530.2     $839.2      $31.4     $1,400.8         87.2%
                                                  ======     ======     ======     ========        =====
   Shareholders' Equity                            $47.0      $29.0     $130.2       $206.2         12.8%
                                                  ------     ------     ------     --------        -----
   Total Capitalization                           $577.2     $868.2     $161.6     $1,607.0        100.0%
                                                  ======     ======     ======     ========        =====

                                                                Assumptions
   Gem Expansion?                             Yes                   Transaction Fees and Expenses
   AC New Mtg Notes                           11.500%           Expensed                       $21.7
   Gem Credit Facility                        11.500%           Capitalized                     43.3
                                                                                               -----
   Gem New Other Debt                         10.000%                Total                     $65.0
                                                                                               =====
   Redeem NatWest Debt                        Yes        Amortization per year (10 years)       $4.3


Rothschild Inc.                                                     Confidential

                                PROJECT WONDER

                           Proforma Income Statement
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------


Scenario:       Class A Share Purchase / Gem Expansion


Management Projections                                     1995
                                     ------------------------------------------------
                                      (a)           (a)                    Proforma
                                      Gem          THCR        Adjust.     As Adjust.
                                     ------       ------       -------     ----------
Net Revenues                         $557.7       $333.2                      $890.9

EBITDA                               $136.7 (b)    $75.4         $7.7 (d)     $219.9

  Depreciation/Amortization           $43.9        $24.8         $6.4          $75.1
  CRDA amortization                    $3.1                                      3.1
  Write-off of Preopening Expenses                                               0.0
  Amortization of Capitalized Costs                  0.7          4.3            5.0

EBIT                                  $89.7        $49.9        ($2.9)        $136.7

  Interest Expense
    THCR 10.875% Mtg Bonds             -           $35.9       ($35.9)          $0.0
    THCR 15.500% Snr Sec Nts           -            24.0 (c)                    24.0
    THCR Other                         -             5.8 (c)                     5.8
    Gem 11.350% Mtg Bonds              72.6         -           (72.6)           0.0
    Gem NatWest Loan & Other            4.3         -            (4.2)           0.1
    AC Mtg Notes                       -            -           138.0 (c)      138.0
    Gem Credit Facility                -            -             0.0            0.0
                                     ------       ------       ------        -------
      Total                           $76.9        $65.7        $25.3         $167.9
  Interest Income                      (3.7)        (2.2)        -              (5.9)
  Partner Note                         -            (0.2)        -              (0.2)

Pretax Income                         $16.5       ($13.5)      ($28.2)        ($25.2)
  Tax Provision           42.0%        $6.9        ($5.7)      ($11.8)         (10.6)
                                     ------       ------       ------        -------
Net Income                             $9.6        ($7.8)      ($16.4)        ($14.6)
                                     ======       ======       ======        =======
Adjustment
  Preopening Expenses (A-T)            -            -            -               0.0
                                     ------       ------       ------        -------
Adjusted Net Income                    $9.6        ($7.8)      ($16.4)        ($14.6)
                                     ======       ======       ======        =======
EPS                                    -          ($0.46)        -            ($0.52)
Adjust EPS                             -          ($0.46)        -            ($0.52)

Shares Outstanding                     -            16.8         11.1           27.9


Proforma Credit Statistics:
EBITDA / Cash Interest                 -            -            -               1.3 x
EBITDA-Capex / Cash Interest           -            -            -               1.0
Debt/EBITDA                            -            -            -               5.5

Management Projections                                     1996
                                     ------------------------------------------------
                                      (a)           (a)                    Proforma
                                      Gem          THCR        Adjust.     As Adjust.
                                     ------       ------       -------     ----------
Net Revenues                         $579.6       $620.4                    $1,200.0

EBITDA                               $156.5 (b)   $148.7         $8.0 (d)     $313.2

  Depreciation/Amortization           $48.4        $26.4         $6.4          $81.2
  CRDA amortization                    $3.2                                      3.2
  Write-off of Preopening Expenses                   9.0                         9.0
  Amortization of Capitalized Costs                  0.7          4.3            5.0

EBIT                                 $104.9       $112.6        ($2.6)        $214.8

  Interest Expense
    THCR 10.875% Mtg Bonds            -            $35.9       ($35.9)          $0.0
    THCR 15.500% Snr Sec Nts          -             24.0 (c)                    24.0
    THCR Other                        -              9.0 (c)                     9.0
    Gem 11.350% Mtg Bonds             -             -             0.0            0.0
    Gem NatWest Loan & Other          -             -             0.1            0.1
    AC Mtg Notes                      -             -           138.0 (c)      138.0
    Gem Credit Facility               -             -             1.7            1.7
                                     ------       ------       ------        -------
      Total                           -            $68.9       $103.9         $172.8
  Interest Income                      (0.5)        (1.1)                       (1.6)
  Partner Note                        -             (0.3)                       (0.3)

Pretax Income                        $105.3        $45.1      ($106.6)         $43.9
  Tax Provision           42.0%       $44.2        $18.9       ($44.8)          18.4
                                     ------       ------       ------        -------
Net Income                            $61.1        $26.2       ($61.8)         $25.4
                                     ======       ======       ======        =======
Adjustment
  Preopening Expenses (A-T)           -              5.2        -                5.2
                                     ------       ------       ------        -------
Adjusted Net Income                   $61.1        $31.4       ($61.8)         $30.7
                                     ======       ======       ======        =======

EPS                                   -            $1.56        -              $0.91
Adjust EPS                            -            $1.87        -              $1.10

Shares Outstanding                    -             16.8         11.1           27.9


Proforma Credit Statistics:
EBITDA / Cash Interest                -             -           -                1.8 x
EBITDA-Capex / Cash Interest          -             -           -                1.1
Debt/EBITDA                           -             -           -                5.0

--------------------------------------
(a) Management estimate.
(b) Post Mgmt fees and Realty rent.
(c) Proforma for full year results.
(d) Represents the addback of Realty Rent, Gem Services Agreement Fee and Trump Plaza East Lease, but excludes potential operating synergies.

Rothschild Inc.
                                                                    Confidential

                                PROJECT WONDER

                           Proforma Income Statement
              (dollar amounts in millions except per share data)
--------------------------------------------------------------------------------

Scenario:            Class A Share Purchase / Gem Expansion


Management Projections                1997                                                                            1998
                                       (a)          (a)                Proforma     (a)         (d)                  Proforma
                                       Gem         THCR     Adjust.    As Adjust.   Gem        THCR      Adjust.     As Adjust.
                                      ------      ------    -------    ----------  ------     ------     -------     ----------
Net Revenues                          $678.8      $724.5               $1,403.2    $773.6     $760.7      $0.0       $1,534.3

EBITDA                                $204.9 (b)  $179.8      $8.5 (c)   $393.3    $251.0 (b) $194.2      $9.1 (c)     $454.3

 Depreciation/Amortization             $41.9       $27.4      $6.4        $75.7     $45.4      $29.6      $6.4          $81.4
 CRDA amortization                      $3.8                                3.8      $4.3                                 4.3
 Write-off of Preopening Expenses                    0.0                    0.0                  0.0                      0.0
 Amortization of Capitalized Costs                   0.7       4.3          5.0                  0.7       4.3            5.0

EBIT                                  $159.2      $151.7     ($2.1)      $308.7    $201.3     $163.9     ($1.6)        $363.6

 Interest Expense
  THCR 10.875% Mtg Bonds               -           $35.9    ($35.9)        $0.0     -          $35.9    ($35.9)          $0.0
  THCR 15.500% Snr Sec Nts             -            24.0                   24.0     -           24.0                     24.0
  THCR Other                           -             8.0                    8.0     -            3.9                      3.9
  Gem 11.350% Mtg Bonds                -           -           0.0          0.0     -          -           0.0            0.0
  Gem NatWest Loan & Other             -           -           0.1          0.1     -          -           0.1            0.1
  AC Mtg Notes                         -           -         138.0        138.0     -          -         138.0          138.0
  Gem Credit Facility                  -           -           6.4          6.4     -          -           7.2            7.2
                                      ------       -----    ------       ------    ------     ------   -------         ------
             Total                     -           $67.9    $108.6       $176.5     -          $63.8    $109.4         $173.2
 Interest Income                         0.0       -                        0.0       0.0      -                          0.0
 Partner Note                          -            (0.3)                  (0.3)    -           (0.3)                    (0.3)

Pretax Income                         $159.2       $84.0    $110.7)      $132.5    $201.3     $100.4   ($111.0)        $190.7
 Tax Provision          42.0%          $66.9       $35.3    ($46.5)        55.7     $84.5      $42.2    ($46.6)          80.1
                                      ------       -----    ------       ------    ------     ------   -------         ------
Net Income                             $92.3       $48.7    ($64.2)       $76.9    $116.7      $58.2    ($64.4)        $110.6
                                      ======       =====    ======       ======    ======     ======   =======         ======
Adjustment
  Preopening Expenses (A-T)            -             0.0     -              0.0     -            0.0     -                0.0
                                      ------       -----    ------       ------    ------     ------   -------         ------
Adjusted Net Income                    $92.3       $48.7    ($64.2)       $76.9    $116.7      $58.2    ($64.4)        $110.6
                                      ======       =====    ======       ======    ======     ======   =======         ======
EPS                                    -           $2.90     -            $2.75     -          $3.47     -              $3.96
Adjust EPS                             -           $2.90     -            $2.75     -          $3.47     -              $3.96

  Shares Outstanding                   -            16.8      11.1         27.9     -           16.8      11.1           27.9


Proforma Credit Statistics:
EBITDA / Cash Interest                 -           -         -              2.1 x   -          -         -                2.6 x
EBITDA-Capex / Cash Interest           -           -         -              1.4     -          -         -                2.1
Debt/EBITDA                            -           -         -              4.0     -          -         -                3.4


(a)  Management estimates.
(b)  Post Mgmt fees and Realty rent.
(c) Represents the addback of Realty Rent, Gem Services Agreement Fee and Trump Plaza East Lease, but excludes potential operating synergies.
(d)  Estimate.

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